ABERDEEN FUNDS

                          ABERDEEN FUNDS EQUITY SERIES
                         Aberdeen Equity Long-Short Fund
                          Aberdeen Health Sciences Fund
                         Aberdeen Natural Resources Fund
                             Aberdeen Small Cap Fund
                   Aberdeen Technology and Communications Fund
                            Aberdeen U.S. Equity Fund

                          ABERDEEN FUNDS GLOBAL SERIES
                     Aberdeen Global Financial Services Fund

SUPPLEMENT TO THE ABERDEEN FUNDS EQUITY SERIES PROSPECTUS AND THE ABERDEEN FUNDS GLOBAL SERIES PROSPECTUS DATED FEBRUARY 28, 2009.

The following replaces the list of Portfolio Managers located in Section 3-Fund Management-Portfolio Management in the Aberdeen Funds Equity Series Prospectus and under the title "Aberdeen Global Financial Services Fund" located in Section 3-Fund Management-Portfolio Management in the Aberdeen Funds Global Series
Prospectus:

SHAHREZA YUSOF
Shahreza Yusof is head of U.S. equities. He joined Aberdeen in 1994 as part of the Asian Equities team in Singapore, where he became an investment director, leading on Japanese equities. In 2002, Shahreza transferred to our London office responsible for emerging markets. After a period away, which included attending programs at universities in Beijing, China and Seoul, Korea, he returned to Aberdeen to join our Philadelphia office as senior equity specialist in 2006. Upon the expansion of the U.S. equity team in 2007, he was appointed to his current role.

PAUL ATKINSON
Paul Atkinson is a senior investment manager on the U.S. equity team. Paul joined Aberdeen in 1998 from UBS Ltd., where he was a director in its equity derivatives business. Paul previously worked for Prudential-Bache Ltd in a similar role. Paul graduated with a BSc Econ Hons from Cardiff University and was awarded a MSc Fin from Birkbeck College, University of London.

CHRISTOPHER BAGGINI, CFA(R)
Chris Baggini is a senior investment manager on the U.S. equity team. Chris joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services' equity investment management team, where he had served as a senior portfolio manager since 2000. Chris previously managed institutional portfolios and two mutual funds at Allied Investment Advisors. Prior to that, Chris managed equity investments with First Metropolitan. Chris graduated with a B.S. in economics from Fairfield University. He obtained his M.B.A in finance from New York University. He is a CFA(R) Charterholder.

DOUGLAS BURTNICK, CFA(R)
Doug Burtnick is an investment manager on the U.S. equity team. Doug joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services' equity investment management team, where he had served as a portfolio manager since May 2002. Doug previously was a portfolio manager and risk manager in the private client group at Brown Brothers Harriman & Company. Prior to that, Douglas co-led the Professional Education Group at Barra, Inc. Doug graduated with a B.S. from Cornell University. He is a CFA(R) Charterholder.

JASON KOTIK, CFA(R)
Jason Kotik is an investment manager on the U.S. equity team. Jason joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services' equity investment management team, where he had served as an assistant portfolio manager and senior equity research analyst since November 2000. Jason previously was a financial analyst with Allied Investment Advisors. Prior to that, he was a trading systems administrator with T. Rowe Price Associates. Jason is a graduate of the University of Delaware, and has earned an M.B.A. from Johns Hopkins University. He is a CFA(R) Charterholder.

MICHAEL J. MANZO, CFA(R)
Michael J. Manzo is an investment manager on the U.S. equity team. Michael joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services' equity investment management team he served as a research analyst providing fundamental research coverage to the value team since September 2005. Michael was an analyst covering the machinery multi-industry/electrical equipment sectors at JP Morgan Chase and Company from July 2000 through August 2005. Prior to that, he was an equity analyst intern at Lepercq, DeNeuflize & Company. Michael graduated with a B.S. in business administration with a specialization in finance/economics from Fordham University. He is a CFA(R) Charterholder.

ROBERT W. MATTSON
Robert Mattson is an investment manager on the U.S. equity team. Robert joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services' equity investment management team, where he had served as an equity research analyst since December 2003. Robert previously worked for Janney Montgomery Scott, where he was a senior equity research analyst covering the software space. Prior to that, he worked for World Bank, where he was responsible for developing economic and behavioral models, along with submitting primary research results to internal and external publications. Robert graduated with a B.A. in economic history from The University of Maryland and M.B.A. as well as MSc in Finance from The Robert H. Smith School of Business at The University of Maryland, College Park.

STUART QUINT, CFA(R)
Stuart Quint is an investment manager on the U.S. equity team. Stuart joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services' equity investment management team, where he had served as a senior equity research analyst since September 2003. Stuart previously managed investments in North America and the emerging markets for a joint venture between Friends Ivory Sime and LF Wasa, a Swedish insurance company. Prior to that, he worked in emerging markets investments at Montgomery Asset Management. Stuart graduated with a B.S. in economics and a B.A. in Russian Civilization from the Wharton School at the University of Pennsylvania. He is a CFA(R) Charterholder.

FRANCIS RADANO, III, CFA(R)
Fran Radano is an investment manager on the U.S. equity team. Fran joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services' equity investment management team, where, since November 1999, he had served as a senior equity research analyst providing fundamental research coverage for the consumer discretionary and consumer staples sectors. Fran previously was a research analyst and vice president at Solomon Smith Barney. Prior to that, he was an associate trader at SEI Investments. Fran received a B.A. in economics from Dickinson College, and has also earned a M.B.A. in finance from Villanova University. He is a CFA(R) Charterholder.


RALPH BASSETT
Ralph Bassett is an assistant investment manager on the U.S. equity team. Ralph joined Aberdeen in 2006 from Navigant Consulting where, since his graduation in June 2005, he had worked as a consultant on a variety of client engagements across diverse industries. Ralph previously held internships at JPMorgan Chase & Co., and Siemens AG. Ralph graduated with a B.S. in finance from Villanova University.

* CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA
Institute.




THIS SUPPLEMENT IS DATED June 30, 2009

Please keep this supplement for future reference